Exhibit 99
                      Vesta Reports Second Quarter Results

                   Board of Directors Declares $0.075 Dividend

    BIRMINGHAM, Ala., Aug. 9 /PRNewswire-FirstCall/ -- Vesta Insurance Group, Inc. (NYSE: VTA) today reported net operating earnings from continuing operations of $8.6 million, or $0.24 per diluted share in the second quarter of 2004 compared to a net operating loss from continuing operations of $5.4 million, or $(0.16) per diluted share for the corresponding period in 2003. Net income from continuing operations was $12.2 million, or $0.34 per diluted share for the quarter ending June 30, 2004 compared to a net loss from continuing operations of $4.0 million, or $(0.12) per diluted share in the second quarter of 2003. Net operating earnings from continuing operations is a non-GAAP measure which excludes certain items, such as realized gains and losses and awards or settlements from litigation or arbitration.

    In addition, the Company's Board of Directors declared a $0.075 per share cash dividend that is payable on August 31, 2004 to shareholders of record on August 20, 2004.

    "As previously announced, the Board of Directors determined it was prudent to defer consideration of a dividend until substantial progress was made in our capital initiatives. This $0.075 per share dividend represents the total of what the Company would have paid in the first, second and third quarters of 2004," said Norman W. Gayle, III, President and CEO.

    In July, Vesta's former non-standard auto insurance subsidiary, Affirmative Insurance Holdings, Inc. (Nasdaq: AFFM), completed an initial public offering. Affirmative's 2nd quarter results are reflected in the non-standard underwriting and non-standard agency segments, including eliminations. Vesta will realize a gross gain of approximately $11 million in the third quarter related to Affirmative's initial public offering. Beginning in the third quarter, Vesta's approximate 43% ownership in Affirmative will be accounted for by the equity method of accounting and Vesta will record its pro rata share of Affirmative's earnings in its statement of operations.


    Vesta's standard property-casualty segment, which includes the residential property and standard auto businesses, posted net income from continuing operations of $2.8 million in the second quarter of 2004. The standard property-casualty segment GAAP operational ratios for the three months and six months ended June 30, 2004 and 2003 are below:


                                               3 Months Ended   6 Months Ended
                                                   June 30,        June 30,
                                                 2004   2003     2004   2003
    Residential property combined ratio         95.2%   119.1%   90.0%  113.8%

    Standard auto combined ratio                97.0%    97.6%  100.4%   96.6%

    Standard property-casualty combined ratio   95.7%   114.4%   92.6%  109.9%

    Total catastrophe losses incurred
    (in millions)                                $5.4    $20.0    $7.6   $23.3

    Impact of catastrophes on standard
     property-casualty combined ratio            8.9%    24.3%    6.1%   14.5%


    Additionally, Vesta has reached a final settlement in a matter in federal litigation with NRMA Insurance Ltd. concerning a reinsurance dispute that resulted in approximately a $3.8 million gain in the 2nd Quarter.

    Vesta incurred a $3.5 million charge related to discontinued operations in the current quarter, primarily related to commutations and settlements of its outstanding assumed reinsurance and commercial insurance obligations.


    Vesta management will hold a conference call today, Monday, August 9, at 10:30 am EDT to discuss this press release. The conference call will also be simultaneously webcast live online through Vesta's corporate website, http://www.vesta.com and http://phx.corporate-ir.net/playerlink.zhtml?c=72257&s=wm&e=918808.


    About Vesta Insurance Group, Inc.

    Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.


    This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance, may differ materially from those reflected in these forward-looking statements. The main factors that could affect these forward-looking statements are that the planned sale of American Founders Financial Corporation does not receive regulatory approval, we may experience catastrophic losses in excess of what we expect; we may experience frequency and severity of non-catastrophic losses in excess of what we expect; or we may experience deterioration in premium volume in our standard property and
casualty segment as a result of rating actions taken by A.M. Best.   Please
refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit
99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.



                            Vesta Insurance Group, Inc
                       2nd Quarter 2004 Segment Comparison
                              (amounts in thousands)

                                                          Standard Property-
                                           Life Insurance      Casualty
                                            2004    2003    2004     2003
    Revenues:
      Net premiums written                 $1,891  $2,317  $56,255  $81,509
      (Increase) decrease in unearned
       premiums                                --      --    2,599   (2,161)

      Net premiums earned                   1,891   2,317   58,854   79,348
      Net investment income                 6,610   7,078       --       --
      Policy fees                             716     632    2,016    2,892
      Agents fees and commissions              --      --       --       --
      Other                                   531     719      150      164

          Total revenues                    9,748  10,746   61,020   82,404
    Expenses:
      Policyholder benefits                 5,249   5,214       --       --
      Loss and LAE expenses incurred           --      --   43,334   64,997
      Policy acquisition expenses               9      41    4,178   17,785
      Operating expenses                    2,113   2,407   10,748   11,264
      Interest on debt                      1,261   1,436       --       --
      Deferrable capital security
       distributions                           --      --       --       --

          Total expenses                    8,632   9,098   58,260   94,046

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities, and
       minority interest                    1,116   1,648    2,760  (11,642)
    Income tax expense (benefit)              391     577       --   (4,075)
    Deferrable capital security
     distributions, net of tax                 --      --       --       --
    Minority interest in subsidiary, net
     of tax                                    --      --       --       --

          Net operating earnings (loss)
           from continuing operations        $725  $1,071   $2,760  $(7,567)

          Realized gains (loss), net of
           tax and minority interest          756     157
          Litigation settlement and
           arbitration award, net of tax

          Net income (loss) from
           continuing operations           $1,481  $1,228   $2,760  $(7,567)



                                             Non-Standard       Non-Standard
                                                Agency          Underwriting
                                              2004     2003     2004     2003
    Revenues:
      Net premiums written                      --       --  $89,095  $46,042
      (Increase) decrease in unearned
       premiums                                 --       --   (5,697)  (4,247)

      Net premiums earned                       --       --   83,398   41,795
      Net investment income                     --       --       --       --
      Policy fees                               --       --    6,099    5,549
      Agents fees and commissions          $40,122  $33,936       --       --
      Other                                     --       --      (11)     773

          Total revenues                    40,122   33,936   89,486   48,117
    Expenses:
      Policyholder benefits                     --       --       --       --
      Loss and LAE expenses incurred            --       --   59,127   28,592
      Policy acquisition expenses               --       --   21,963   12,606
      Operating expenses                    33,864   30,142    5,294    4,576
      Interest on debt                         171      332       --       --
      Deferrable capital security
       distributions                            --       --       --       --

          Total expenses                    34,035   30,474   86,384   45,774

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities, and
       minority interest                     6,087    3,462    3,102    2,343
    Income tax expense (benefit)                --    1,212       --      820
    Deferrable capital security
     distributions, net of tax                  --       --       --       --
    Minority interest in subsidiary, net
     of tax                                    286       93       --       --

          Net operating earnings (loss)
           from continuing operations       $5,801   $2,157   $3,102   $1,523

          Realized gains (loss), net of
           tax and minority interest
          Litigation settlement and
           arbitration award, net of tax

          Net income (loss) from
           continuing operations            $5,801   $2,157   $3,102   $1,523


                                               Corp & Other      Eliminations
                                              2004     2003     2004     2003
    Revenues:
      Net premiums written                    --       --        --        --
      (Increase) decrease in unearned
       premiums                               --       --        --        --

      Net premiums earned                     --       --        --        --
      Net investment income               $2,611   $2,793        --        --
      Policy fees                             --       --        --        --
      Agents fees and commissions             --       --  $(24,239) $(23,508)
      Other                                   --      203        --        --

          Total revenues                   2,611    2,996   (24,239)  (23,508)
    Expenses:
      Policyholder benefits                   --       --        --        --
      Loss and LAE expenses incurred          --       --        --        --
      Policy acquisition expenses             --       --    (2,421)   (6,622)
      Operating expenses                   4,452    5,138   (21,818)  (16,886)
      Interest on debt                     1,479    1,385        --        --
      Deferrable capital security
       distributions                         431       --        --        --

          Total expenses                   6,362    6,523   (24,239)  (23,508)

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities, and
       minority interest                  (3,751)  (3,527)       --        --
    Income tax expense (benefit)              --   (1,234)       --        --
    Deferrable capital security
     distributions, net of tax                --      311        --        --
    Minority interest in subsidiary, net
     of tax                                   --       --        --        --

          Net operating earnings (loss)
           from continuing operations    $(3,751) $(2,604)       --        --

          Realized gains (loss), net of
           tax and minority interest      (1,030)   1,215
          Litigation settlement and
           arbitration award, net of tax   3,846

          Net income (loss) from
           continuing operations           $(935) $(1,389)       --        --


                                                          Consolidated
                                                    2004               2003
    Revenues:
       Net premiums written                       $147,241           $129,868
       (Increase) decrease in unearned
        premiums                                    (3,098)            (6,408)

       Net premiums earned                         144,143            123,460
       Net investment income                         9,221              9,871
       Policy fees                                   8,831              9,073
       Agents fees and commissions                  15,883             10,428
       Other                                           670              1,859

           Total revenues                          178,748            154,691
    Expenses:
       Policyholder benefits                         5,249              5,214
       Loss and LAE expenses incurred              102,461             93,589
       Policy acquisition expenses                  23,729             23,810
       Operating expenses                           34,653             36,641
       Interest on debt                              2,911              3,153
       Deferrable capital security
        distributions                                  431                 --

           Total expenses                          169,434            162,407

    Income (loss) from continuing
     operations before income taxes,
       deferrable capital securities,
        and minority interest                        9,314             (7,716)
    Income tax expense (benefit)                       391             (2,700)
    Deferrable capital security
     distributions, net of tax                          --                311
    Minority interest in subsidiary, net
     of tax                                            286                 93

           Net operating earnings (loss)
            from continuing operations              $8,637            $(5,420)

           Realized gains (loss), net of
            tax and minority interest                 (274)             1,372
           Litigation settlement and
            arbitration award, net of
            tax                                      3,846

           Net income (loss) from
            continuing operations                  $12,209            $(4,048)


                            Vesta Insurance Group, Inc
                           YTD 2004 Segment Comparison
                              (amounts in thousands)

                                                           Standard Property-
                                           Life Insurance       Casualty
                                            2004    2003     2004      2003
    Revenues:
      Net premiums written                 $4,191  $4,727  $113,329  $163,082
      (Increase) decrease in unearned
       premiums                                --      --     6,012    (7,322)

      Net premiums earned                   4,191   4,727   119,341   155,760
      Net investment income                13,747  14,773        --        --
      Policy fees                           1,338   1,125     4,263     4,954
      Agents fees and commissions              --      --        --        --
      Other                                   964   1,361       377       406

          Total revenues                   20,240  21,986   123,981   161,120
    Expenses:
      Policyholder benefits                11,361  10,304        --        --
      Loss and LAE expenses incurred           --      --    84,899   117,991
      Policy acquisition expenses             220     409     7,795    36,413
      Operating expenses                    4,272   4,859    21,812    22,269
      Interest on debt                      2,562   2,889        --        --
      Deferrable capital security
       distributions                           --      --        --        --

          Total expenses                   18,415  18,461   114,506   176,673

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities, and
       minority interest                    1,825   3,525     9,475   (15,553)
    Income tax expense (benefit)              639   1,234        --    (5,444)
    Deferrable capital security
     distributions, net of tax                 --      --        --        --
    Minority interest in subsidiary, net
     of tax                                    --      --        --        --

          Net operating earnings (loss)
           from continuing operations      $1,186  $2,291    $9,475  $(10,109)

          Realized gains (loss), net of
           tax and minority interest        1,051     163
          Litigation settlement and
           arbitration award, net of tax

          Net income (loss) from
           continuing operations           $2,237  $2,454    $9,475  $(10,109)



                                          Non-Standard          Non-Standard
                                             Agency             Underwriting
                                           2004     2003        2004     2003
    Revenues:
      Net premiums written                   --       --    $127,917  $93,005
      (Increase) decrease in unearned
       premiums                              --       --       2,689  (12,539)

      Net premiums earned                    --       --     130,606   80,466
      Net investment income                  --       --          --       --
      Policy fees                            --       --      12,166   10,632
      Agents fees and commissions       $82,500  $72,858          --       --
      Other                                  --       --         358    1,685

          Total revenues                 82,500   72,858     143,130   92,783
    Expenses:
      Policyholder benefits                  --       --          --       --
      Loss and LAE expenses incurred         --       --      90,423   55,104
      Policy acquisition expenses            --       --      35,523   23,394
      Operating expenses                 68,331   64,111      11,120    8,928
      Interest on debt                      383      332          --       --
      Deferrable capital security
       distributions                         --       --          --       --

          Total expenses                 68,714   64,443     137,066   87,426

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities,
       and minority interest             13,786    8,415       6,064    5,357
    Income tax expense (benefit)             --    2,945          --    1,875
    Deferrable capital security
     distributions, net of tax               --       --          --       --
    Minority interest in subsidiary,
     net of tax                             478      379          --       --

          Net operating earnings (loss)
           from continuing operations   $13,308   $5,091      $6,064   $3,482

          Realized gains (loss), net of
           tax and minority interest
          Litigation settlement and
           arbitration award, net of
           tax

          Net income (loss) from
           continuing operations        $13,308   $5,091      $6,064   $3,482


                                             Corp & Other        Eliminations
                                              2004     2003     2004     2003
    Revenues:
      Net premiums written                    --       --        --        --
      (Increase) decrease in unearned
       premiums                               --       --        --        --

      Net premiums earned                     --       --        --        --
      Net investment income               $5,006   $6,713        --        --
      Policy fees                             --       --        --        --
      Agents fees and commissions             --       --  $(49,068) $(47,108)
      Other                                   --      350        --        --

          Total revenues                   5,006    7,063   (49,068)  (47,108)
    Expenses:
      Policyholder benefits                   --       --        --        --
      Loss and LAE expenses incurred          --       --        --        --
      Policy acquisition expenses             --       --    (7,998)  (10,422)
      Operating expenses                   8,340    9,126   (41,070)  (36,686)
      Interest on debt                     2,911    3,090        --        --
      Deferrable capital security
       distributions                         863       --        --        --

          Total expenses                  12,114   12,216   (49,068)  (47,108)

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities, and
       minority interest                  (7,108)  (5,153)       --        --
    Income tax expense (benefit)              --   (1,804)       --        --
    Deferrable capital security
     distributions, net of tax                --      622        --        --
    Minority interest in subsidiary, net
     of tax                                   --       --        --        --

          Net operating earnings (loss)
           from continuing operations    $(7,108) $(3,971)       --        --

          Realized gains (loss), net of
           tax and minority interest        (678)   3,490
          Litigation settlement and
           arbitration award, net of tax   3,846

          Net income (loss) from
           continuing operations         $(3,940)   $(481)       --        --


                                                          Consolidated
                                                    2004               2003
    Revenues:
       Net premiums written                       $245,437           $260,814
       (Increase) decrease in unearned
        premiums                                     8,701            (19,861)

       Net premiums earned                         254,138            240,953
       Net investment income                        18,753             21,486
       Policy fees                                  17,767             16,711
       Agents fees and commissions                  33,432             25,750
       Other                                         1,699              3,802

           Total revenues                          325,789            308,702
    Expenses:
       Policyholder benefits                        11,361             10,304
       Loss and LAE expenses incurred              175,322            173,095
       Policy acquisition expenses                  35,540             49,794
       Operating expenses                           72,805             72,607
       Interest on debt                              5,856              6,311
       Deferrable capital security
        distributions                                  863                 --

           Total expenses                          301,747            312,111

    Income (loss) from continuing
     operations before income taxes,
       deferrable capital securities,
        and minority interest                       24,042             (3,409)
    Income tax expense (benefit)                       639             (1,193)
    Deferrable capital security
     distributions, net of tax                          --                622
    Minority interest in subsidiary, net
     of tax                                            478                379

           Net operating earnings (loss)
            from continuing operations             $22,925            $(3,217)

           Realized gains (loss), net of
            tax and minority interest                  373              3,653
           Litigation settlement and
            arbitration award, net of
            tax                                      3,846

           Net income (loss) from
            continuing operations                  $27,144               $436


                            Vesta Insurance Group, Inc
                              Second Quarter Results
                    (amounts in thousands, except share data)

                                        3 Months Ended      6 Months Ended
                                            June 30,             June 30,
                                         2004      2003      2004      2003
    Revenues:
      Net premiums written             $147,241  $129,868  $245,437  $260,814
      (Increase) decrease in unearned
       premiums                          (3,098)   (6,408)    8,701   (19,861)

      Net premiums earned               144,143   123,460   254,138   240,953
      Net investment income               9,221     9,871    18,753    21,486
      Policy fees                         8,831     9,073    17,767    16,711
      Agents fees and commissions        15,883    10,428    33,432    25,750
      Other                                 670     1,859     1,699     3,802

          Total revenues                178,748   154,691   325,789   308,702
    Expenses:
      Policyholder benefits               5,249     5,214    11,361    10,304
      Loss and LAE expenses incurred    102,461    93,589   175,322   173,095
      Policy acquisition expenses        23,729    23,810    35,540    49,794
      Operating expenses                 34,653    36,641    72,805    72,607
      Interest on debt                    2,911     3,153     5,856     6,311
      Deferrable capital securities
       distributions                        431        --       863        --

          Total expenses                169,434   162,407   301,747   312,111

    Income (loss) from continuing
     operations before income taxes,
      deferrable capital securities,
       and minority interest              9,314    (7,716)   24,042    (3,409)
    Income taxes                            391    (2,700)      639    (1,193)
    Deferrable capital securities
     distributions, net of tax               --       311        --       622
    Minority interest in subsidiary,
     net of tax                             286        93       478       379

          Net operating earnings
           (loss) from continuing
           operations                     8,637    (5,420)   22,925    (3,217)

    Litigation settlement and
     arbitration award, net of tax        3,846        --     3,846        --
    Realized gains (losses), net of
     tax and minority interest             (274)    1,372       373     3,653

          Net income (loss) from
           continuing operations         12,209    (4,048)   27,144       436

    Gain (loss) from health insurance
     discontinued operations, net of
     tax                                   (233)     (612)     (233)   (1,210)
    Gain (loss) from consulting
     discontinued operations, net of
     tax                                     --       (14)       --      (405)
    Loss from discontinued property-
     casualty operations, net of tax     (3,248)   (6,927)   (4,183)   (6,746)


          Net income (loss) before
           cumulative effect of change
           in accounting principle        8,728   (11,601)   22,728    (7,925)

    Cumulative effect of change in
     accounting principle                    --        --    (5,216)       --

          Net income (loss)              $8,728  $(11,601)  $17,512   $(7,925)



      Weighted average shares
       outstanding for the period -
       diluted                           35,896    34,896    35,640    34,880
      Net operating earnings (loss)
       from continuing operations per
       share                              $0.24    $(0.16)    $0.64    $(0.09)
      Realized gains (losses) per
       share                             $(0.01)    $0.04     $0.01     $0.10
      Net income (loss) from
       continuing operations per share    $0.34    $(0.12)    $0.76     $0.01
      Income (loss) available to
       common shareholders per share      $0.24    $(0.33)    $0.49    $(0.23)


                           Vesta Insurance Group, Inc
                      Condensed Consolidated Balance Sheet
                (amounts in thousands, except per share amounts)

                                             June 30, 2004 December 31, 2003
    Assets:

       Invested assets                            $976,496          $986,072
       Cash                                         91,562            92,376
       Other assets                                859,544           833,966

             Total assets                       $1,927,602        $1,912,414


    Liabilities:

       Future policy benefits                     $672,827          $668,298
       Losses and loss adjustment expenses         364,801           355,555
       Unearned premiums                           326,924           329,773
       Long term debt                               75,932            75,932
       Line of credit                               30,000            30,000
       Other liabilities                           337,075           341,258

             Total liabilities                   1,807,559         1,800,816

    Stockholders' equity                           120,043           111,598

             Total liabilities and
              stockholders' equity              $1,927,602        $1,912,414


             Equity per share*                       $3.33             $3.09

             Shares outstanding at period end       36,080            36,066


     * At June 30, 2004 and December 31, 2003, unrealized gains and losses on investment securities, after-tax totaled approximately $2.5 million and $12.0 million, respectively, which represents $0.07 and $0.33, respectively of book value per share.


                          Vesta Insurance Group, Inc
             Reconciliation of Net Operating Earnings (Loss) from
                  Continuing Operations to Net Income (Loss)
                  (amounts in thousands, except share data)

                                           3 Months Ended     6 Months Ended
                                              June 30,           June 30,
                                           2004      2003     2004     2003
    Net operating earnings (loss) from
     continuing operations                 $8,637   $(5,420) $22,925  $(3,217)

    Special items:
    Litigation settlement and arbitration
     award, net of tax                      3,846        --    3,846       --
    Realized gains (losses), net of tax
     and minority interest                   (274)    1,372      373    3,653

    Net income (loss) from continuing
     operations                           $12,209   $(4,048) $27,144     $436

    Gain (loss) from health insurance
     discontinued operations, net of tax (233) (612) (233) (1,210) Gain (loss) from consulting
     discontinued operations, net of tax       --       (14)      --     (405)
    Loss from discontinued property-
     casualty operations, net of tax       (3,248)   (6,927)  (4,183)  (6,746)

    Net income (loss) before cumulative
     effect of change in accounting
     principle                             $8,728  $(11,601) $22,728  $(7,925)

    Cumulative effect of change in
     accounting principle                      --        --   (5,216)      --

    Income (loss)                          $8,728  $(11,601) $17,512  $(7,925)


    Diluted earnings per share:

    Net operating earnings (loss)           $0.24    $(0.16)   $0.64   $(0.09)

    Special items:
    Litigation settlement and arbitration
     award, net of tax                      $0.11      $ --    $0.11     $ --
    Realized gains (losses), net of tax
     and minority interest                 $(0.01)    $0.04    $0.01    $0.10

    Net income (loss) from continuing
     operations                             $0.34    $(0.12)   $0.76    $0.01

    Gain (loss) from health insurance
     discontinued operations, net of tax $(0.01) $(0.02) $(0.01) $(0.04) Gain (loss) from consulting discontinued operations, net of tax $ -- $ -- $ -- $(0.01) Loss from discontinued property-
     casualty operations, net of tax       $(0.09)   $(0.19)  $(0.11)  $(0.19)

    Net income (loss) before cumulative
     effect of change in accounting
     principle                              $0.24    $(0.33)   $0.64   $(0.23)

    Cumulative effect of change in
     accounting principle                    $ --      $ --   $(0.15)    $ --

    Income (loss)                           $0.24    $(0.33)   $0.49   $(0.23)


    Shares used in computing per share
     amounts:
    Diluted weighted average shares
     outstanding for the period            35,896    34,896   35,640   34,880


    The above table reconciles the Company's GAAP results to net operating earnings/ (loss). Management believes that net operating earnings/(loss) provides investors with a useful indicator to gauge possible future performance because it eliminates the effects of certain items that could cause significant impact to the Company's financial results from one period to another.



SOURCE  Vesta Insurance Group, Inc.
    -0-                             08/09/2004
    /CONTACT: Charles R. Lambert, Vice President - Investor Relations of Vesta Insurance Group, Inc., +1-205-970-7030, or CLambert@vesta.com /
    /Web site:  http://www.vesta.com /
    (VTA)

CO:  Vesta Insurance Group, Inc.; Affirmative Insurance Holdings, Inc.
ST:  Alabama
IN:  FIN INS
SU:  ERN DIV LAW CCA